Exhibit 99.1

SB Financial Group, Inc. Announces Fourth-Quarter and Twelve-Month 2019 Earnings

DEFIANCE, Ohio, January 23, 2020 — SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, private client and title insurance services, today reported earnings for the fourth-quarter and twelve months ended December 31, 2019.

Fourth-quarter, 2019 highlights over prior-year fourth quarter, include:

●	Total assets increased to $1.04 billion, up $51.7 million, or 5.2 percent
●	GAAP Net income of $3.4 million, up $0.4 million, or 13.4 percent, and diluted earnings per share (EPS) of $0.42
●	Net income of $3.1 million, adjusted for the mortgage servicing rights recapture, which is up $0.1 million, or 3.5 percent
●	Adjusted diluted (EPS) of $0.39, up $0.01 per share, or 2.6 percent
●	Fully converted tangible book value (TBV) per common share increased 6.5 percent to $15.23 per share
●	Total market capitalization rose to $152.9 million with the conversion of our preferred shares on 12/26/19

Twelve month 2019 highlights over prior-year twelve months include:

●	GAAP Net income of $12.0 million up $0.3 million, or 2.9 percent, and diluted EPS of $1.51
●	Net income of $12.8 million, adjusted for the mortgage servicing rights impairment, which is up $1.2 million, or 9.8 percent
●	Adjusted diluted EPS of $1.62, which is up $0.10 per share, or 6.6 percent

Highlights	Three Months Ended			Twelve Months Ended
($ in thousands, except per share & ratios)	Dec. 2019	Dec. 2018	% Change	Dec. 2019	Dec. 2018	% Change
Operating revenue	$14,555	$12,544	16.0%	$52,842	$49,891	5.9%
Interest income	11,205	10,638	5.3%	44,400	39,479	12.5%
Interest expense	2,609	2,024	28.9%	9,574	6,212	54.1%
Net interest income	8,596	8,614	-0.2%	34,826	33,267	4.7%
Provision for loan losses	300	-	N/A	800	600	33.3%
Noninterest income	5,959	3,930	51.6%	18,016	16,624	8.4%
Noninterest expense	10,176	8,852	15.0%	37,410	34,847	7.4%
Net income	3,358	2,960	13.4%	11,973	11,638	2.9%
Earnings per diluted share	0.42	0.37	13.5%	1.51	1.51	0.0%
Return on average assets	1.28%	1.19%	7.6%	1.16%	1.23%	-5.7%
Return on average equity	9.93%	9.21%	7.8%	8.99%	9.61%	-6.5%

Non-GAAP Measures
Adjusted net income	$3,119	$3,014	3.5%	$12,837	$11,686	9.8%
Adjusted diluted EPS	0.39	0.38	2.6%	1.62	1.52	6.6%
Adjusted return on average assets	1.26%	1.20%	5.0%	1.25%	1.23%	1.6%
Net interest margin (FTE)	3.70%	3.95%	-6.3%	3.82%	3.95%	-3.3%

“This quarter, we delivered earnings of $0.42 per diluted share, which is up 14 percent from the prior year,” said Mark A. Klein, Chairman, President and CEO of SB Financial. “We originated $138 million in residential mortgage loans, a fourth quarter record, while growing our loan portfolio over $13 million, when we adjust for the residential loan sale of $11.1 million in December 2019. We are especially pleased with our Wealth Management group’s ability to surpass our goal to achieve $500 million of assets under management.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income and noninterest income, was up 16.0 percent from the fourth quarter of 2018, and up 0.9 percent from the linked quarter.

●	Net interest income was flat from the year-ago quarter, but down 5.1 percent from the linked quarter.

●	Noninterest income was up 51.6 percent from the year-ago quarter, and up 11.1 percent from the linked quarter, primarily due to significant residential real estate volume.

Mortgage Loan Business

Mortgage loan originations for the fourth quarter were $137.5 million, up $58.7 million, or 74.5 percent, from the year-ago quarter. Total sales of originated loans were $127.4 million, up $67.1 million, or 111.2 percent from the year-ago quarter. This quarter, a small residential mortgage loan sale was executed for $11.1 million generating loan sale gains of $0.24 million.

Net mortgage banking revenue, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $3.4 million for the fourth quarter, compared to $2.0 million for the year-ago quarter. The mortgage servicing valuation adjustment for the fourth quarter was a positive $0.3 million, compared to a negative adjustment of $0.01 million for the fourth quarter of 2018. The aggregate servicing valuation impairment ended the quarter at $1.3 million, which is up $1.1 million from the $0.2 million at December 31, 2018. The mortgage servicing portfolio at December 31, 2019, was $1.2 billion, up $0.12 billion, or 10.5 percent, from $1.08 billion at December 31, 2018.

Mr. Klein noted, “We capped off a tremendous year in the mortgage business this quarter. Originations of $138 million were up nearly 75 percent from the prior year and supplemented the prior three quarters, resulting in a record full-year volume of $445 million. The quarter also resulted in a small recapture of OMSR impairment but our net income for 2019 was still negatively impacted by $0.8 million due to portfolio impairment.”

Mortgage Banking
($ in thousands)	Dec. 2019	Sep. 2019	Jun. 2019	Mar. 2019	Dec. 2018
Mortgage originations	$137,528	$157,947	$98,447	$51,417	$78,829
Mortgage sales	127,441	125,386	70,993	43,472	60,345
Mortgage servicing portfolio	1,199,107	1,153,020	1,112,857	1,094,060	1,084,678
Mortgage servicing rights	11,017	10,447	10,264	10,838	11,365

Mortgage servicing revenue:
Loan servicing fees	740	709	691	682	673
OMSR amortization	(709)	(701)	(460)	(254)	(300)
Net administrative fees	31	8	231	428	373
OMSR valuation adjustment	303	-	(690)	(708)	(68)
Net loan servicing fees	334	8	(459)	(280)	305
Gain on sale of mortgages	3,048	2,495	1,678	1,192	1,646
Mortgage banking revenue, net	$3,382	$2,503	$1,219	$912	$1,951

Noninterest Income and Noninterest Expense

SB Financial’s noninterest income includes revenue from a diverse group of services, such as wealth management, deposit fees, residential loan sales, title insurance revenue, and the sale of Small Business Administration (SBA) loans. Wealth management assets under the Company’s care rose above $500 million for the first time to stand at $507.7 million as of December 31, 2019, title insurance business delivered revenue of $0.4 million, SBA activity for the quarter consisted of total loan sales of $2.3 million generating gains of $0.2 million and deposit fees increased to $0.7 million. As a result, noninterest income as a percentage of total revenue was 40.9 percent for the quarter, with the year-to-date percentage at 35.4 percent when adjusted for the impairment.

Noninterest expense (NIE) of $10.2 million was up $1.3 million, or 15.0 percent, compared to the same quarter last year. Compared to the linked quarter, NIE was also up $0.7 million, with net noninterest expense declining from negative 2.0 percent in the prior year to negative 1.6 percent currently. Expense growth was driven by higher mortgage commission and incentive payments, regulatory burden, medical costs, higher occupancy and data processing costs.

Noninterest Income / Noninterest Expense

($ in thousands, except ratios)	Dec. 2019	Sep. 2019	Jun. 2019	Mar. 2019	Dec. 2018
Noninterest Income (NII)	$5,959	$5,366	$3,691	$3,000	$3,930
NII / Total Revenue	40.9%	37.2%	29.5%	26.5%	31.3%
NII / Average Assets	2.3%	2.1%	1.5%	1.2%	1.6%

Noninterest Expense (NIE)	$10,176	$9,500	$9,108	$8,626	$8,852
Efficiency Ratio	69.9%	65.9%	72.7%	76.1%	70.6%
NIE / Average Assets	3.9%	3.6%	3.6%	3.5%	3.6%
Net Noninterest Expense/Avg. Assets	-1.6%	-1.6%	-2.1%	-2.3%	-2.0%

Balance Sheet

Total assets as of December 31, 2019, were $1.04 billion, up $51.7 million, or 5.2 percent, from a year ago. Total equity as of December 31, 2019, was $136.1 million, up 4.3 percent from a year ago, and comprised 13.1 percent of total assets.

Total loans held for investment were $825.5 million at year end, up $53.6 million, or 7.0 percent, from December 31, 2018. Loan balances were impacted by the $11.1 million residential loan sale and the early pay-downs in commercial real estate of $13.2 million. From the prior year, commercial real estate loans were up $29.2 million, or 8.6 percent, with commercial and industrial loans rising $23.4 million, or 18.3 percent.

The investment portfolio of $105.6 million, including Federal Reserve Bank and Federal Home Loan Bank stock, represented 10.2 percent of assets at December 31, 2019. Deposit balances of $840.2 million at year end increased by $37.7 million, or 4.7 percent, since December 31, 2018. Growth from the prior year included $14.2 million in checking and $23.5 million in savings, money market and time deposit balances.

Mr. Klein stated, “We continued to incur some selective pay-downs in commercial real estate in the quarter and undertook a residential loan sale yet we still were able to achieve loan growth in the quarter. We recognize competitive pressures are increasing in all of our markets on both loan pricing and deposit gathering.”

Loan Balances
($ in thousands, except ratios)	Dec. 2019	Sep. 2019	Jun. 2019	Mar. 2019	Dec. 2018	Annual Growth
Commercial	$151,018	$145,147	$143,798	$136,201	$127,640	$23,378
% of Total	18.3%	17.6%	17.7%	17.4%	16.5%	18.3%
Commercial RE	369,962	362,580	360,491	343,900	340,791	29,171
% of Total	44.8%	44.0%	44.2%	43.9%	44.2%	8.6%
Agriculture	50,994	51,946	54,317	50,620	52,012	(1,018)
% of Total	6.2%	6.3%	6.7%	6.5%	6.7%	-2.0%
Residential RE	189,290	199,036	191,642	187,548	187,104	2,186
% of Total	22.9%	24.2%	23.5%	24.0%	24.2%	1.2%
Consumer & Other	64,246	64,658	64,261	64,254	64,336	-90
% of Total	7.8%	7.9%	7.9%	8.2%	8.3%	-0.1%
Total Loans	$825,510	$823,367	$814,509	$782,523	$771,883	$53,627
Total Growth Percentage						6.9%

Deposit Balances
($ in thousands, except ratios)	Dec. 2019	Sep. 2019	Jun. 2019	Mar. 2019	Dec. 2018	Annual Growth
Non-Int DDA	$158,357	$152,932	$141,216	$146,327	$144,592	$13,765
% of Total	18.8%	18.0%	16.8%	17.7%	18.0%	9.5%
Interest DDA	131,084	131,655	129,710	132,101	130,628	456
% of Total	15.6%	15.5%	15.5%	16.0%	16.3%	0.3%
Savings	119,359	121,991	118,931	115,272	104,444	14,915
% of Total	14.1%	14.3%	14.1%	13.8%	12.9%	14.3%
Money Market	173,666	173,237	175,455	175,334	181,426	-7,760
% of Total	20.7%	20.4%	20.9%	21.2%	22.6%	-4.3%
Time Deposits	257,753	268,139	274,062	258,624	241,462	16,291
% of Total	30.7%	31.6%	32.7%	31.2%	30.1%	6.7%
Total Deposits	$840,219	$847,954	$839,374	$827,658	$802,552	$37,667
Total Growth Percentage						4.7%

Asset Quality

SB Financial’s nonperforming assets to total assets ratio of 0.42 percent continues to be in the top quartile of its publicly traded 65-bank peer group. The coverage of non-performing loans by the loan loss allowance was at 218 percent at year end, up from 213 percent at the prior year.

Nonperforming Assets

($ in thousands, except ratios)	Dec. 2019	Sep. 2019	Jun. 2019	Mar. 2019	Dec. 2018	Annual Change
Commercial & Agriculture	$772	$834	$674	$998	$731	$41
% of Total Com./Ag. loans	0.38%	0.42%	0.34%	0.53%	0.41%	5.6%
Commercial RE	464	262	208	212	218	246
% of Total CRE loans	0.13%	0.07%	0.06%	0.06%	0.06%	112.8%
Residential RE	1,580	1,763	1,768	1,612	1,738	(158)
% of Total Res. RE loans	0.83%	0.89%	0.92%	0.86%	0.93%	-9.1%
Consumer & Other	322	416	456	325	219	103
% of Total Con./Oth. loans	0.50%	0.64%	0.71%	0.51%	0.34%	47.0%
Total Nonaccruing Loans	3,138	3,275	3,106	3,147	2,906	232
% of Total loans	0.38%	0.40%	0.38%	0.40%	0.38%	8.0%
Accruing Restructured Loans	874	825	814	827	928	(54)
Total Change (%)						-5.8%
Total Nonaccruing & Restructured Loans	4,012	4,100	3,920	3,974	3,834	178
% of Total loans	0.49%	0.50%	0.48%	0.51%	0.50%	4.6%
Foreclosed Assets	305	489	530	313	131	174
Total Change (%)						132.8%
Total Nonperforming Assets	$4,317	$4,589	$4,450	$4,287	$3,965	$352
% of Total assets	0.42%	0.44%	0.43%	0.42%	0.40%	8.9%

Webcast and Conference Call

The Company will hold a related conference call and webcast on January 24, 2020, at 11:00 a.m. EST. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at http://www.yoursbfinancial.com/investorrelations.html. An audio replay of the call will be available on the SB Financial website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company for the State Bank & Trust Company (State Bank) and SBFG Title, LLC dba Peak Title (Peak Title). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 20 offices; 19 in nine Ohio counties and one in Fort Wayne, Indiana, and 25 full-service ATMs. State Bank has seven loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. Peak Title provides title insurance and opinions throughout the Tri-State region. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.

In May 2019, SB Financial was ranked #94 on the American Banker Magazine’s list of Top 200 Publicly Traded Community Banks and Thrifts based on three-year average return on equity (“ROE”).

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this release contains certain non-GAAP financial measures. Management believes that including certain non-GAAP financial measures will provide investors with information useful in understanding the Company’s financial performance, its performance trends and financial position. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results.

Investor Contact Information:

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@yoursbfinancial.com

###

SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	December	September	June	March	December
($ in thousands)	2019	2019	2019	2019	2018

ASSETS
Cash and due from banks	$27,064	$49,824	$42,786	$62,962	$48,363
Available-for-sale securities	100,948	77,029	85,261	95,802	90,969
Loans held for sale	7,258	13,655	9,579	4,346	4,445
Loans, net of unearned income	825,510	823,367	814,509	782,523	771,883
Allowance for loan losses	(8,755)	(8,492)	(8,306)	(8,121)	(8,167)
Premises and equipment, net	23,385	23,898	23,150	23,270	22,084
Federal Reserve and FHLB Stock, at cost	4,648	4,648	4,648	4,123	4,123
Foreclosed assets held for sale, net	305	489	530	313	131
Interest receivable	3,106	3,176	3,209	3,123	2,822
Goodwill and other intangibles	17,832	17,834	17,836	17,838	16,401
Cash value of life insurance	17,221	17,137	17,051	16,966	16,834
Mortgage servicing rights	11,017	10,447	10,264	10,838	11,365
Other assets	9,038	9,749	8,606	7,288	5,575
Total assets	$1,038,577	$1,042,761	$1,029,123	$1,021,271	$986,828

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
Non interest bearing demand	$158,357	$152,932	$141,216	$146,327	$144,592
Interest bearing demand	131,084	131,655	129,710	132,101	130,628
Savings	119,359	121,991	118,931	115,272	104,444
Money market	173,666	173,237	175,455	175,334	181,426
Time deposits	257,753	268,139	274,062	258,624	241,462

Total deposits	840,219	847,954	839,374	827,658	802,552

Repurchase agreements	12,945	14,659	13,968	12,255	15,184
Federal Home Loan Bank advances	16,000	16,000	16,000	24,000	16,000
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Interest payable	1,191	1,391	1,188	1,123	909
Other liabilities	21,818	18,201	14,346	14,419	11,438

Total liabilities	902,483	908,515	895,186	889,765	856,393

Shareholders' Equity
Preferred stock	-	13,241	13,978	13,978	13,979
Common stock	54,463	41,223	40,486	40,486	40,485
Additional paid-in capital	15,023	15,219	15,259	15,143	15,226
Retained earnings	72,704	70,184	67,236	65,438	64,012
Accumulated other comprehensive income (loss)	659	900	801	124	(552)
Treasury stock	(6,755)	(6,521)	(3,823)	(3,663)	(2,715)

Total shareholders' equity	136,094	134,246	133,937	131,506	130,435

Total liabilities and shareholders' equity	$1,038,577	$1,042,761	$1,029,123	$1,021,271	$986,828

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended					Twelve Months Ended

	December	September	June	March	December	December	December
Interest income	2019	2019	2019	2019	2018	2019	2018
Loans
Taxable	$10,313	$10,607	$10,182	$9,427	$9,661	$40,529	$36,268
Tax exempt	83	82	73	62	55	300	154
Securities
Taxable	737	776	802	911	822	3,226	2,618
Tax exempt	72	81	94	98	100	345	439

Total interest income	11,205	11,546	11,151	10,498	10,638	44,400	39,479

Interest expense
Deposits	2,392	2,258	2,092	1,918	1,776	8,660	5,314
Repurchase agreements & other	17	22	17	26	10	82	37
Federal Home Loan Bank advances	101	101	100	100	131	402	460
Trust preferred securities	99	107	110	114	107	430	401

Total interest expense	2,609	2,488	2,319	2,158	2,024	9,574	6,212

Net interest income	8,596	9,058	8,832	8,340	8,614	34,826	33,267

Provision for loan losses	300	300	200	-	-	800	600

Net interest income after provision for loan losses	8,296	8,758	8,632	8,340	8,614	34,026	32,667

Noninterest income
Wealth management fees	801	775	783	734	717	3,093	2,871
Customer service fees	712	729	689	631	679	2,761	2,670
Gain on sale of mtg. loans & OMSR	3,048	2,495	1,678	1,192	1,646	8,413	6,870
Mortgage loan servicing fees, net	334	8	(459)	(280)	305	(397)	1,295
Gain on sale of non-mortgage loans	250	462	216	327	295	1,255	1,230
Title insurance income	393	400	308	19	-	1,120	-
Net gain on sales of securities	-	-	206	-	-	206	70
Gain (loss) on sale of assets	1	1	(5)	(2)	14	(5)	35
Other	420	496	275	379	274	1,570	1,583

Total noninterest income	5,959	5,366	3,691	3,000	3,930	18,016	16,624

Noninterest expense
Salaries and employee benefits	6,142	5,715	5,305	4,902	5,108	22,064	20,620
Net occupancy expense	675	656	627	645	600	2,603	2,397
Equipment expense	764	688	665	711	756	2,828	2,889
Data processing fees	543	499	488	443	466	1,973	1,811
Professional fees	639	571	649	617	532	2,476	1,848
Marketing expense	171	239	246	239	262	895	884
Telephone and communication expense	121	118	112	115	121	466	495
Postage and delivery expense	86	89	81	84	66	340	286
State, local and other taxes	347	243	247	255	180	1,092	719
Employee expense	207	199	236	153	283	795	912
Other expenses	481	483	452	462	478	1,878	1,986

Total noninterest expense	10,176	9,500	9,108	8,626	8,852	37,410	34,847

Income before income tax expense	4,079	4,624	3,215	2,714	3,692	14,632	14,444

Income tax expense	721	862	588	488	732	2,659	2,806

Net income	$3,358	$3,762	$2,627	$2,226	$2,960	$11,973	$11,638

Preferred share dividends	230	233	243	244	243	950	974

Net income available to common shareholders	3,128	3,529	2,384	1,982	2,717	11,023	10,663

Common share data:
Basic earnings per common share	$0.49	$0.55	$0.37	$0.31	$0.42	$1.71	$1.72

Diluted earnings per common share	$0.42	$0.48	$0.33	$0.28	$0.37	$1.51	$1.51

Average shares outstanding (in thousands):
Basic:	6,445	6,397	6,454	6,482	6,503	6,456	6,198
Diluted:	7,799	7,876	7,967	7,994	8,030	7,929	7,719

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended					Twelve Months Ended
	December	September	June	March	December	December	December
SUMMARY OF OPERATIONS	2019	2019	2019	2019	2018	2019	2018

Net interest income	$8,596	$9,058	$8,832	$8,340	$8,614	$34,826	$33,267
Tax-equivalent adjustment	41	43	44	43	41	171	158
Tax-equivalent net interest income	8,637	9,101	8,876	8,383	8,655	34,997	33,425
Provision for loan loss	300	300	200	-	-	800	600
Noninterest income	5,959	5,366	3,691	3,000	3,930	18,016	16,624
Total operating revenue	14,555	14,424	12,523	11,340	12,544	52,842	49,891
Noninterest expense	10,176	9,500	9,108	8,626	8,852	37,410	34,847
Pre-tax pre-provision income	4,379	4,924	3,415	2,714	3,692	15,432	15,044
Pretax income	4,079	4,624	3,215	2,714	3,692	14,632	14,444
Net income	3,358	3,762	2,627	2,226	2,960	11,973	11,638
Income available to common shareholders	3,128	3,529	2,384	1,982	2,717	11,023	10,663

PER SHARE INFORMATION:
Basic earnings per share (EPS)	0.49	0.55	0.37	0.31	0.42	1.71	1.72
Diluted earnings per share	0.42	0.48	0.33	0.28	0.37	1.51	1.51
Common dividends	0.095	0.090	0.090	0.085	0.085	0.360	0.320
Book value per common share	17.53	17.28	16.89	16.57	16.36	17.53	16.36
Tangible book value per common share (TBV)	15.23	16.23	15.83	15.43	15.39	15.23	15.39
Fully converted TBV per common share	15.23	14.98	14.64	14.32	14.30	15.23	14.30
Market price per common share	19.69	16.72	16.46	18.02	16.45	19.69	16.45
Market price per preferred share	-	16.50	16.10	19.00	17.90	-	17.90
Market price to TBV	129.2%	103.0%	104.0%	116.8%	106.9%	129.2%	106.9%
Market price to fully converted TBV	129.2%	111.6%	112.4%	125.8%	115.0%	129.2%	115.0%
Market price to trailing 12 month EPS	13.0	11.5	16.9	12.6	11.0	13.0	11.0

PERFORMANCE RATIOS:
Return on average assets (ROAA)	1.28%	1.44%	1.03%	0.89%	1.19%	1.16%	1.23%
Pre-tax pre-provision ROAA	1.67%	1.89%	1.34%	1.08%	1.48%	1.50%	1.59%
Return on average equity	9.93%	11.24%	7.92%	6.76%	9.21%	8.99%	9.61%
Return on average tangible equity	12.83%	14.67%	10.41%	8.83%	12.06%	11.73%	12.83%
Efficiency ratio	69.90%	65.85%	72.71%	76.05%	70.54%	70.78%	69.83%
Earning asset yield	4.80%	4.98%	4.88%	4.78%	4.86%	4.85%	4.67%
Cost of interest bearing liabilities	1.42%	1.33%	1.28%	1.20%	1.15%	1.31%	0.92%
Net interest margin	3.68%	3.91%	3.86%	3.79%	3.93%	3.81%	3.93%
Tax equivalent effect	0.02%	0.02%	0.02%	0.02%	0.02%	0.01%	0.02%
Net interest margin, tax equivalent	3.70%	3.93%	3.88%	3.81%	3.95%	3.82%	3.95%
Non interest income/Average assets	2.27%	2.06%	1.45%	1.20%	1.58%	1.75%	1.75%
Non interest expense/Average assets	3.87%	3.64%	3.58%	3.45%	3.56%	3.64%	3.68%
Net noninterest expense/Average assets	-1.60%	-1.58%	-2.13%	-2.25%	-1.98%	-1.89%	-1.92%

ASSET QUALITY RATIOS:
Gross charge-offs	51	128	20	60	322	259	407
Recoveries	14	15	5	13	1	47	45
Net charge-offs	37	113	15	47	321	212	362
Nonaccruing loans/Total loans	0.38%	0.40%	0.38%	0.40%	0.38%	0.38%	0.38%
Nonperforming loans/Total loans	0.49%	0.50%	0.48%	0.51%	0.50%	0.49%	0.50%
Nonperforming assets/Loans & OREO	0.52%	0.56%	0.55%	0.55%	0.51%	0.52%	0.51%
Nonperforming assets/Total assets	0.42%	0.44%	0.43%	0.42%	0.40%	0.42%	0.40%
Allowance for loan loss/Nonperforming loans	218.22%	207.12%	211.89%	204.35%	213.02%	218.22%	213.02%
Allowance for loan loss/Total loans	1.06%	1.03%	1.02%	1.04%	1.06%	1.06%	1.06%
Net loan charge-offs/Average loans (ann.)	0.02%	0.05%	0.01%	0.02%	0.17%	0.03%	0.06%
Loan loss provision/Net charge-offs	810.81%	265.49%	1333.33%	0.00%	0.00%	377.36%	165.75%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	98.25%	97.10%	97.04%	94.55%	96.18%	98.25%	96.18%
Equity/ Assets	13.10%	12.87%	13.01%	12.88%	13.22%	13.10%	13.22%
Tangible equity/Tangible assets	11.59%	10.07%	10.10%	9.93%	10.31%	11.59%	10.31%
Tangible equity adjusted for conversion	11.59%	11.36%	11.48%	11.33%	11.75%	11.59%	11.75%
Common equity tier 1 ratio (Bank) (12/19 est.)	12.21%	12.07%	12.53%	12.71%	12.57%	12.21%	12.57%

END OF PERIOD BALANCES
Total assets	1,038,577	1,042,761	1,029,123	1,021,271	986,828	1,038,577	986,828
Total loans	825,510	823,367	814,509	782,523	771,883	825,510	771,883
Deposits	840,219	847,954	839,374	827,658	802,552	840,219	802,552
Stockholders equity	136,094	134,246	133,937	131,506	130,435	136,094	130,435
Goodwill & intangibles	17,832	17,834	17,836	17,838	16,401	17,832	16,401
Preferred equity	-	13,241	13,978	13,978	13,979	-	13,979
Tangible equity	118,262	103,171	102,123	99,690	100,055	118,262	100,055
Mortgage servicing portfolio	1,199,107	1,153,020	1,112,857	1,094,060	1,084,678	1,199,107	1,084,678
Wealth/Brokerage assets under care	507,670	484,295	479,442	462,580	423,289	507,670	423,289
Total assets under care	2,745,354	2,680,076	2,621,422	2,577,911	2,494,795	2,745,354	2,494,795
Full-time equivalent employees (actual)	252	247	250	256	250	252	250
Period end basic shares outstanding	7,763	6,357	6,451	6,460	6,503	7,763	6,503
Period end outstanding (Series A Converted)	-	1,414	1,478	1,475	1,472	-	1,472
Market capitalization (all)	152,853	129,620	130,324	144,898	133,824	152,853	133,824

AVERAGE BALANCES
Total assets	1,051,071	1,043,791	1,016,493	1,001,282	994,977	1,027,932	947,266
Total earning assets	934,540	927,360	914,652	879,394	875,747	914,975	845,672
Total loans	828,108	829,699	804,716	775,280	775,060	809,651	749,055
Deposits	856,961	849,984	827,615	812,190	803,928	836,299	764,297
Stockholders equity	135,267	133,891	132,734	131,691	128,539	133,190	121,094
Intangibles	17,833	17,835	17,837	16,880	16,403	17,597	16,406
Preferred equity	12,707	13,459	13,978	13,979	13,979	13,484	13,982
Tangible equity	104,727	102,597	100,919	100,832	98,157	102,109	90,706
Average basic shares outstanding	6,445	6,397	6,454	6,482	6,503	6,456	6,198
Average diluted shares outstanding	7,799	7,876	7,967	7,994	8,030	7,929	7,719

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

At and for the Three and Twelve Months Ended December 31, 2019 and 2018

($ in thousands)	Three Months Ended Dec. 31, 2019			Three Months Ended Dec. 31, 2018
	Average		Average	Average		Average
Assets	Balance	Interest	Rate	Balance	Interest	Rate

Taxable securities	$99,149	$737	2.97%	$90,602	$822	3.63%
Nontaxable securities	7,283	72	3.95%	10,085	100	3.97%
Loans, net	828,108	10,396	5.02%	775,060	9,716	5.01%

Total earning assets	934,540	11,205	4.80%	875,747	10,638	4.86%

Cash and due from banks	48,289			56,358
Allowance for loan losses	(8,566)			(8,490)
Premises and equipment	24,183			22,200
Other assets	52,625			49,162

Total assets	$1,051,071			$994,977

Liabilities
Savings, MMDA and interest bearing demand	$432,077	$614	0.57%	$418,284	$691	0.66%
Time deposits	264,054	1,778	2.69%	239,787	1,085	1.81%
Repurchase agreements & other	13,891	17	0.49%	15,222	10	0.26%
Advances from Federal Home Loan Bank	16,000	101	2.53%	22,467	131	2.33%
Trust preferred securities	10,310	99	3.84%	10,310	107	4.15%

Total interest bearing liabilities	736,332	2,609	1.42%	706,070	2,024	1.15%

Non interest bearing demand	160,830	-		145,857	-

Total funding	897,162		1.16%	851,927		0.95%

Other liabilities	18,642			14,511

Total liabilities	915,804			866,438

Equity	135,267			128,539

Total liabilities and equity	$1,051,071			$994,977

Net interest income		$8,596			$8,614

Net interest income as a percent of average interest-earning assets - GAAP measure			3.68%			3.93%

Net interest income as a percent of average interest-earning assets - non GAAP - Computed on a fully tax equivalent (FTE) basis			3.70%			3.95%

	Twelve Months Ended Dec. 31, 2019			Twelve Months Ended Dec. 31, 2018
	Average		Average	Average		Average
Assets	Balance	Interest	Rate	Balance	Interest	Rate

Taxable securities	$95,216	$3,226	3.39%	$85,238	$2,618	3.07%
Nontaxable securities	10,108	345	3.41%	11,379	439	3.86%
Loans, net	809,651	40,829	5.04%	749,055	36,422	4.86%

Total earning assets	914,975	44,400	4.85%	845,672	39,479	4.67%

Cash and due from banks	47,135			38,990
Allowance for loan losses	(8,370)			(8,361)
Premises and equipment	23,779			21,795
Other assets	50,413			49,170

Total assets	$1,027,932			$947,266

Liabilities
Savings, MMDA and interest bearing demand	$427,858	$2,846	0.67%	$401,577	$1,754	0.44%
Time deposits	262,040	5,814	2.22%	225,467	3,560	1.58%
Repurchase agreements & Other	15,288	82	0.54%	16,458	37	0.22%
Advances from Federal Home Loan Bank	16,066	402	2.50%	22,108	460	2.08%
Trust preferred securities	10,310	430	4.17%	10,310	401	3.89%

Total interest bearing liabilities	731,562	9,574	1.31%	675,920	6,212	0.92%

Non interest bearing demand	146,401		1.09%	137,253		0.76%

Total funding	877,963			813,173

Other liabilities	16,779			12,999

Total liabilities	894,742			826,172

Equity	133,190			121,094

Total liabilities and equity	$1,027,932			$947,266

Net interest income		$34,826			$33,267

Net interest income as a percent of average interest-earning assets - GAAP measure			3.81%			3.93%

Net interest income as a percent of average interest-earning assets - non GAAP			3.82%			3.95%

Non-GAAP reconciliation	Three Months Ended		Twelve Months Ended
($ in thousands, except per share & ratios)	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2019	Dec. 31, 2018

Total Revenues	$14,555	$12,544	$52,842	$49,891
Adjustment to (deduct)/add OMSR impairment*	(303)	68	1,094	61

Adjusted Total Revenues	14,252	12,612	53,936	49,952

Income before Income Taxes	4,079	3,692	14,632	14,444
Adjustment to (deduct)/add OMSR impairment	(303)	68	1,094	61

Adjusted Income before Income Taxes	3,776	3,760	15,726	14,505

Provision for Income Taxes	721	732	2,659	2,806
Adjustment to (deduct)/add OMSR impairment	(64)	14	230	13

Adjusted Provision for Income Taxes	657	746	2,889	2,819

Net Income	3,358	2,960	11,973	11,638
Adjustment to (deduct)/add OMSR impairment	(239)	54	864	48

Adjusted Net Income	3,119	3,014	12,837	11,686

Diluted Earnings per Share	0.42	0.37	1.51	1.51
Adjustment to (deduct)/add OMSR impairment	(0.03)	0.01	0.11	0.01

Adjusted Diluted Earnings per Share	$0.39	$0.38	$1.62	$1.52

Return on Average Assets	1.28%	1.19%	1.16%	1.23%
Adjustment to (deduct)/add OMSR impairment	-0.02%	0.01%	0.08%	0.01%

Adjusted Return on Average Assets	1.26%	1.20%	1.25%	1.23%

*	valuation adjustment to the Company's mortgage servicing rights